                                                                    Exhibit 99.1

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Annual Report on Form 10-K of N2H2, Inc. (N2H2) for the fiscal year ended September 30, 2002, the undersigned, Howard Philip Welt, President and Chief Executive Officer of N2H2, and J. Paul Quinn, Vice President, Chief Financial Officer, Secretary and Treasurer of N2H2, each do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Annual Report on Form 10-K for the fiscal year ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in such Annual Report on Form 10-K for the fiscal year ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of N2H2.


Date: December 18, 2002


/s/   HOWARD PHILIP WELT
------------------------
Howard Philip Welt
President and Chief Executive Officer


Date: December 18, 2002


/s/ J. PAUL QUINN
-----------------
J. Paul Quinn
Vice President, Chief Financial Officer, Secretary and Treasurer